BRIDGE BUILDER TRUST

Bridge Builder Tax Managed International Equity Fund

(the “Tax Managed International Equity Fund”)

Supplement dated July 1, 2026

to the Prospectus dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Fraser Fox no longer serves as portfolio manager of the portion of the assets of the Tax Managed International Equity Fund managed by Walter Scott & Partners Limited (“Walter Scott’s Allocated Portion of the Tax Managed International Equity Fund”). Additionally, Des Armstrong and Tom Miedema have been added as portfolio managers to Walter Scott’s Allocated Portion of the Tax Managed International Equity Fund. Jane Henderson, Roy Leckie and Maxim Skorniakov continue to serve as portfolio managers of Walter Scott’s Allocated Portion of the Tax Managed International Equity Fund.

Accordingly, all references and information related to Fraser Fox in the Prospectus are hereby deleted in their entirety, and the Prospectus is hereby supplemented and revised as follows:

1.

The table entitled “Walter Scott” in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Tax Managed International Equity Fund” is hereby replaced with the following:

Walter Scott

Portfolio Managers	Position with Walter Scott	Length of Service to the Fund

Jane Henderson	Managing Director	Since Inception

Roy Leckie	Executive Director – Investment and Client Service	Since Inception

Maxim Skorniakov	Investment Manager	Since March 2022

Des Armstrong	Investment Manager	Since July 2026

Tom Miedema	Investment Manager	Since July 2026

2.

The sub-section entitled “Sub-advisers and Portfolio Managers –International Equity Fund – Walter Scott – Portfolio Managers” under the section entitled “Management of the Funds” is hereby replaced with the following:

Portfolio Managers:

Jane Henderson and Roy Leckie have served as portfolio managers of the International Equity Fund since its inception. Maxim Skorniakov has served as a portfolio manager of the International Equity Fund since March 2022. Des Armstrong and Tom Miedema have served as portfolio managers of the International Equity Fund since July 2026.

Ms. Henderson is Managing Director of Walter Scott. Having joined the firm in 1995 as an investment analyst, she has held a range of investment, management, client service and governance responsibilities and was instrumental in the development of the firm’s US investment strategy. Ms. Henderson co-chaired Walter Scott’s Investment Management Group before becoming Managing Director in 2010. She holds a BSc (Hons) in Marine and Environmental Biology from the University of St Andrews.

Mr. Leckie is Executive Director, Investment and Client Service at Walter Scott. Since joining the firm in 1995, he has held a range of investment, management, client service and governance responsibilities. Mr. Leckie was integral to the development of the firm’s emerging market capabilities, and he has played a central role in the stewardship of Walter Scott’s global and international strategies since 2007. Mr. Leckie joined the firm’s Board in 2008 and is Co-Chair of the Investment Management Committee. He holds a BSc (Hons) in Statistics from the University of Glasgow.

Mr. Skorniakov is an Investment Manager at Walter Scott, who joined the firm in 2003. He holds an MA in Economics from the University of Colorado and an MSc in Investment Analysis from the University of Stirling. Mr. Skorniakov is a CFA charterholder. He joined the Investment Executive in 2022.

Mr. Armstrong is an Investment Manager at Walter Scott. He joined the firm in 2004 and has spent time across all three of the regional teams, including time living and working in Australia. He holds a BSc (Hons) in Pharmacology from the University of Aberdeen. Mr. Armstrong joined the Investment Executive in 2026.

Mr. Miedema is an Investment Manager at Walter Scott, who joined the firm in 2007. Prior to this, he lived and worked in Taiwan, having previously worked at Baillie Gifford. He holds an MA in Business and Economics from Heriot-Watt University, Edinburgh and an MFin in International Finance from the University of Glasgow. Mr. Miedema is a CFA charterholder. He joined the Investment Executive in 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Tax Managed International Equity Fund (the “Tax Managed International Equity Fund”)

Supplement dated July 1, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Fraser Fox no longer serves as portfolio manager of the portion of the assets of the Tax Managed International Equity Fund managed by Walter Scott & Partners Limited (“Walter Scott’s Allocated Portion of the Tax Managed International Equity Fund”). Additionally, Des Armstrong and Tom Miedema have been added as portfolio managers to Walter Scott’s Allocated Portion of the Tax Managed International Equity Fund. Jane Henderson, Roy Leckie and Maxim Skorniakov continue to serve as portfolio managers of Walter Scott’s Allocated Portion of the Tax Managed International Equity Fund.

Accordingly, all references and information related to Fraser Fox in the SAI are hereby deleted in their entirety, and the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Tax Managed International Equity Fund – Walter Scott & Partners Limited (“Walter Scott”)” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies,for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the totalassets in such accounts, within each of the following categories: registered investment companies, otherpooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to aperformance-based advisory fee, this information is reflected in the table below. Information in all tables is shownas of June 30, 2025, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the A ccounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Jane Henderson	5	$7.1 billion	39	$26.1 billion	137	$4.6 billion
Roy Leckie	5	$7.1 billion	39	$26.1 billion	137	$4.6 billion
Maxim Skorniakov	5	$7.1 billion	39	$26.1 billion	137	$4.6 billion
Des Armstrong*	6	$4.8 billion	34	$20.7 billion	114	$31.9 billion
Tom Miedema*	6	$4.8 billion	34	$20.7 billion	114	$31.9 billion
Accounts Subject to Performance Fees
Jane Henderson	0	$0	2	$375.3 million	18	$3.8 billion
Roy Leckie	0	$0	2	$375.3 million	18	$3.8 billion
Maxim Skorniakov	0	$0	2	$375.3 million	18	$3.8 billion
Des Armstrong*	0	$0	2	$463.2 million	16	$2.4 billion
Tom Miedema*	0	$0	2	$463.2 million	16	$2.4 billion

* Information is as of May 31, 2026.

As of June 30, 2025, for Ms. Henderson and Messrs. Leckie and Skorniakov, and as of May 31, 2026, for Messrs. Armstrong and Miedema, the above-listed portfolio managers did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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